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                               FIFTH AMENDMENT TO
                   BENTHOS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF OCTOBER 1, 1987

         AMENDMENT adopted this 28th day of April, 2000, by Benthos, Inc. (hereinafter referred to as the "Company"):

                                   WITNESSETH:

         WHEREAS, the Company has heretofore adopted a defined contribution plan known as the "Benthos, Inc. Employee Stock Ownership Plan", which was amended and restated effective as of October 1, 1987 (the "Plan"); and

         WHEREAS, the Company, pursuant to Section 16.1 of the Plan, has reserved the right to amend the Plan at any time by vote of its Board of Directors; and

         WHEREAS, the Company wishes to amend further the Plan to credit past service for vesting and eligibility purposes for former employees of Datasonics, Inc.; and

         WHEREAS, the Company wishes to amend further the Plan to change the eligibility section and definition of "Year of Service"; and

         NOW, THEREEFORE, effective as of October 1, 1999, unless otherwise specified, the Plan is hereby amended as follows:

         1. Article III, Section 3.1 is amended by adding the following paragraph at the end of the section:

            (d) Each former employee of Datasonics, Inc. who was an Employee on
                October 1, 1999, will be eligible to participate in the Plan as long as the Employee has met the eligibility requirements in subsection (a).

         2. The definition of "Year of Service" set forth in Article II is amended by adding the following paragraph:

            (c) Years of Service shall also include past service with
                Datasonics, Inc., which shall be credited in accordance with paragraphs (a) and (b) as though it were service with the Company.

         In all other respects the terms of the Plan remain unchanged and are in full force and effect.

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         IN WITNESS WHEREOF, the undersigned Company has caused this Amendment to be executed by its duly authorized officer as of the day and year set forth above.

                                            BENTHOS, INC.

                                            By: JOHN L. COUGHLIN
                                               ------------------
                                            Title: President